February 27, 1997

                                                        File No. 33-23184
                                                        File No. 811-5580

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]
   Pre-Effective Amendment No.  __                         [ ]
   Post-Effective Amendment No. 9                          [X]

          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 11            [X]


                            DODGE & COX INCOME FUND
        --------------------------------------------------------------
              (exact name of registrant as specified in charter)

ONE SANSOME STREET, 35TH FLOOR, SAN FRANCISCO, CA             94104
-------------------------------------------------             -----
 (Address of Principal Executive Offices)                  (Zip Code)

                                (415) 981-1710
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

                           THOMAS M. MISTELE, ESQ.,
                                  DODGE & COX
                       ONE SANSOME STREET, 35/TH/ FLOOR
                            SAN FRANCISCO, CA 94104
                    ---------------------------------------
                    (Name and Address of Agent for Service)

 Approximate date of proposed public offering:     April 29, 1997

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on _______________ pursuant to paragraph (b)
[X]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on _______________ pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph(a)(2)
[ ]  on _______________ pursuant to paragraph (a)(2) of Rule 485


CALCULATION OF REGISTRATION OF FEES UNDER THE SECURITIES ACT OF 1933
====================================================================

An indefinite number of shares are being registered by this registration statement pursuant to Rule 24f-2 of the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 26, 1997.

                            DODGE & COX INCOME FUND

                             CROSS REFERENCE SHEET
                                    PART A
                        (Prepared as part of Form N-1A)


Item Number in Form N-1A                                            Prospectus
 Registration Statement          Caption in Prospectus                Page
 ----------------------          ---------------------                ----

            1                     (Cover Page)                         Cover

            2                     Expense Information                      1

            3                     Financial Highlights                     2

            4                     Fund Organization and Management        13

                                  Investment Objectives and Policies       2

                                  Investment Restrictions                  4

                                  Investment Risks                         4

                                  Additional Information on Investments    5

                                  Performance Information                 12

                                  Portfolio Transactions                  14

            5                     Fund Organization and Management        13

                                  Custodian and Transfer
                                  Agent                                   15

                                  Expenses                                14

            6                     Fund Organization and Management        13

                                  Shareholder Inquiries                   15

                                  Income Dividends and
                                  Capital Gain Distributions               6

                                  Shareholder Services /
                                  Reinvestment Plan                       12

                                  Federal Income Taxes                    14

            7                     How to Purchase Shares                   7

                                  Telephone Transactions                  11

                                  Pricing of Shares                       11

                                  Shareholder Services                    12

            8                     How to Redeem Shares                     9

                                  Exchanging Shares                       10

                                  Telephone Transactions                  11

                                  Pricing of Shares                       11

            9                     (None-Not Applicable)

                            DODGE & COX INCOME FUND

                             CROSS REFERENCE SHEET

                                    PART B

                        (Prepared as part of Form N-1A)




                                                                 Additional
 Item Number in Form N-1A    Caption in Statement of             Information
  Registration Statement      Additional Information                Page
  ----------------------      ----------------------                ----

            10              (Cover Page)                            Cover

            11              Table of Contents                       Cover

            12              (None-Not Applicable)

            13              Investment Objectives and Policies        1

                            Risk Factors                              5

                            Investment Restrictions                   7

            14              Officers and Directors                   10

            15              Officers and Directors                   10

            16              Investment Manager                       12

                            Custodian (Page 15 of Prospectus)

                            Independent Accountants                  14

            17              Portfolio Transactions                   12

            18              (None-See Prospectus)

            19              Purchase, Redemption and
                            Pricing of Shares                         8

            20              Additional Tax Considerations            14

            21              (None-Not Applicable)

            22              Performance Information                   9

            23              Financial Statements                     15
                            (Incorporated by
                            reference.  See Part C)

                            DODGE & COX INCOME FUND


                                    PART A


                                  Prospectus

                                  DODGE & COX

                                  INCOME FUND



                            OFFICERS AND DIRECTORS



A. Horton Shapiro, President and Director
Senior Vice-President, Dodge & Cox

John A. Gunn, Vice President and Director
President, Dodge & Cox

W. Timothy Ryan, Secretary-Treasurer
and Director
Senior Vice-President, Dodge & Cox

Dana M. Emery, Assistant
Secretary-Treasurer and Director
Vice-President, Dodge & Cox

Thomas M. Mistele, Assistant
Secretary-Treasurer
General Counsel, Dodge & Cox

Max Gutierrez, Jr., Director
Partner, Brobeck, Phleger &
Harrison, Attorneys

Frank H. Roberts, Director
Retired Partner, Pillsbury,
Madison & Sutro, Attorneys

John B. Taylor, Director
Professor of Economics,
Stanford University

Will C. Wood, Director
Principal, Kentwood Associates,
Financial Advisers

INVESTMENT MANAGER
Dodge & Cox
One Sansome Street,  35th Floor
San Francisco, California 94104
Telephone (415) 981-1710

CUSTODIAN & TRANSFER AGENT
Firstar Trust Company
P. O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 621-3979

DODGE & COX INCOME FUND
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 621-3979


                                  DODGE & COX

                                  INCOME FUND

                               Established 1989





                                  PROSPECTUS

                                 APRIL --,1997

                                 DODGE & COX

                                 INCOME FUND



PROSPECTUS
APRIL --, 1997

DODGE & COX INCOME FUND

The Dodge & Cox Income Fund (the "Fund") is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio consisting primarily of high-quality bonds and other fixed-income securities. There can be no assurance that the Fund will achieve these objectives.

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

This prospectus sets forth concisely the information you should know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund, dated April , 1997, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a free copy, call 1-800-621-3979.

                               TABLE OF CONTENTS

Introduction ...........................................................  1
Expense Information ....................................................  1
Financial Highlights ...................................................  2
Investment Objectives and Policies .....................................  2
Investment Restrictions ................................................  4
Investment Risks .......................................................  4
Additional Information on Investments ..................................  5
Income Dividends and Capital Gains Distributions .......................  6
How to Purchase Shares .................................................  7
How to Redeem Shares ...................................................  9
Exchanging Shares ...................................................... 10
Telephone Transactions ................................................. 11
Transfer of Shares ..................................................... 11
Pricing of Shares ...................................................... 11
Shareholder Services ................................................... 12
Performance Information ................................................ 12
Fund Organization and Management ....................................... 13
Portfolio Transactions ................................................. 13
Expenses ............................................................... 14
Federal Income Taxes ................................................... 14
Custodian and Transfer Agent ........................................... 14
Reports to Shareholders ................................................ 14
Shareholder Inquiries .................................................. 14

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  DODGE & COX

                                  INCOME FUND
INTRODUCTION

The Fund is an open-end diversified management investment company which continuously offers its shares to the public. A unique feature of the Fund and other "no-load" funds is that shares are sold without sales charge, while many other investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value at no charge.

The Fund enables you to obtain the benefits of experienced and continuous investment supervision. Investors in the Fund acquire a diversified bond portfolio ordinarily limited to large investment accounts. The Fund is designed to meet the needs of retirement plans, charities, endowments, individuals, trustees, guardians and others who have funds available for long-term investment in fixed-income securities.

By investing in the Fund, you avoid the time-consuming details involved in buying and selling individual securities. The Fund also reduces your record keeping for tax purposes and simplifies the collection of investment income and the safe-keeping of individual securities.

The Fund's investment manager, Dodge & Cox, was founded in 1930 and managed over $25 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 1996.


EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases ...................................  None
  Sales Load Imposed on Reinvested Distributions ....................  None
  Deferred Sales Load ...............................................  None
  Redemption Fees ...................................................  None
  Exchange Fees .....................................................  None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees ...................................................  .43%
  12b-1 Fees ........................................................  None
  Other Expenses (accounting, transfer
    agent, custodial, legal, etc.) ..................................  .07%
  Total Fund Operating Expenses .....................................  .50%

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Time period               1 Year       3 Years         5 Years         10 Years
--------------------------------------------------------------------------------
Expenses                    $5           $16              $28             $63

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the above expense information is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1996 (See "Expenses"). Wire redemptions are subject to a $12 charge which is not reflected in the above example.

                                  DODGE & COX

                                  INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)

The following table of financial highlights, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended December 31, 1996.

                                                                     Year Ended December 31,
                                                 ------------------------------------------------------------
                                                 1996    1995    1994    1993    1992    1991    1990    1989
NET ASSET VALUE, BEGINNING OF YEAR              $12.02  $10.74  $11.89  $11.55  $11.59  $10.61  $10.68  $10.00
Income from investment operations:
Net investment income                              .74     .78     .77     .78     .82     .81     .82     .69
Net realized and unrealized gain (loss)           (.34)   1.34   (1.11)    .51     .05    1.02    (.07)    .69
                                                ------  ------  ------  ------  ------  ------  ------  ------
TOTAL income (loss) from investment operations     .40    2.12    (.34)   1.29     .87    1.83     .75    1.38
                                                ------  ------  ------  ------  ------  ------  ------  ------


Distributions:
Dividends from net investment income             (.74)    (.78)   (.76)   (.78)   (.82)   (.82)   (.81)   (.69)
Distributions from net realized gain on
  investments                                        -    (.06)   (.05)   (.17)   (.09)   (.03)   (.01)   (.01)
                                                ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                               (.74)   (.84)   (.81)   (.95)   (.91)   (.85)   (.82)   (.70)
                                                ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF YEAR                    $11.68  $12.02  $10.74  $11.89  $11.55  $11.59  $10.61  $10.68
                                                ======  ======  ======  ======  ======  ======  ======  ======

TOTAL RETURN                                      3.62%   20.21% (2.89)% 11.34%   7.80%  17.94%   7.41%  14.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                $533     $303    $195   $180    $136     $96     $52     $33
Ratio of expenses to average net assets            .50%     .54%    .54%   .60%    .62%    .64%    .69%    .66%
Ratio of net investment income to average
  net assets                                      6.65%    6.85%   6.90%  6.50%   7.14%   7.63%   7.99%   7.85%
Portfolio turnover rate                             37%      53%     55%    26%     12%     15%     13%      3%

                      INVESTMENT OBJECTIVES AND POLICIES

The Fund is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. However, investors should recognize that the market risks inherent in investments cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

                                  DODGE & COX

                                  INCOME FUND


The Fund seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
(2) investment-grade debt securities, including U.S. dollar-denominated foreign issues and supranational agencies, rated in the top four rating groups by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Further information about specific investments is provided under "Additional Information on Investments."

No more than 20% of the Fund may be invested in other fixed-income instruments including: debt obligations rated below investment grade if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S & P at the time of investment; preferred stock; corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB and below have speculative characteristics. Securities rated B may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of Moody's and S&P's rating groups is included in the Appendix to the Statement of Additional Information.

The percentages referred to in the preceding two paragraphs are determined at the time of investment and apply under normal market conditions.

The proportions held in the various financial instruments will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield to maturity, quality, liquidity, current yield and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), purchasing securities at a discount from their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

                                  DODGE & COX

                                  INCOME FUND


Purchases and sales of securities are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

Dodge & Cox maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 were 37%, 53% and 55%, respectively.) However, during rapidly changing economic, political and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see "Federal Income Taxes").

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

The Fund's investment policies as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders.

INVESTMENT RESTRICTIONS

The Fund has adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. The Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer; (b) Concentrate investment of more than 25% of the value of its total assets in any one industry, provided that the various types of public utility companies (electric, telephone and gas) are considered separate industries for this purpose; (c) Borrow money, except as a temporary measure for extraordinary or emergency purposes and not to exceed 5% of the Fund's total assets at the time of borrowing; (d) Make loans to other persons except this shall not exclude (1) purchasing debt securities as permitted by the Fund's other investment policies and restrictions, (2) entering into repurchase agreements and (3) lending of portfolio securities, provided that the Fund may not loan securities if the aggregate value of all securities loaned would exceed 20% of the total market value of the Fund at the time of lending; or (e) Invest more than 10% of the value of its total assets in the securities of other investment companies. The investment restrictions described in this paragraph and in the Statement of Additional Information may be changed only with the approval of the Fund's shareholders.

INVESTMENT RISKS

You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. There are further risk factors described elsewhere in this prospectus and in the Statement of Additional Information.

The price of certain fixed income securities fluctuate with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and

                                  DODGE & COX

                                  INCOME FUND


rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The value of the securities may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Therefore, the Fund's share price may be higher or lower at the time of sale than your original purchase. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of the Fund can be guaranteed.

Since the Fund will be invested predominantly in higher quality debt securities, the Fund may not yield as high a level of current income as funds that invest primarily in lower quality debt securities which generally have less liquidity, greater market risk and greater price fluctuation.

Foreign securities involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value).

ADDITIONAL INFORMATION ON INVESTMENTS

U.S. GOVERNMENT OBLIGATIONS.    A portion of the Fund may be invested in
obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government established or sponsored agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. The Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES.    The Fund may invest a portion of its
assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. Government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders

                                  DODGE & COX

                                  INCOME FUND



monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS.    Collateralized Mortgage Obligations
("CMOs") are private entity or U.S. Government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. The issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

All CMOs purchased by the Fund will have a AAA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.

FOREIGN SECURITIES.    The Fund may invest in U.S. dollar-denominated
securities of foreign issuers traded in the U.S. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks. The Fund will invest no more than 25% of its total assets in foreign securities denominated in U.S. dollars.


INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

                                  DODGE & COX

                                  INCOME FUND



Distributions not reinvested are paid by check or transmitted to your bank account via electronic transfer using the Automated Clearing House (ACH) network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund's then current net asset value per share (NAV) and to reinvest all subsequent distributions in shares of the Fund.

INCOME DIVIDENDS
 .    The Fund declares and pays dividends (if any) quarterly in March, June,
     September and December.

CAPITAL GAIN DISTRIBUTIONS
 .    A capital gain or loss is the difference between the purchase and sale price of a security.
 .    If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid in March.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.


HOW TO PURCHASE SHARES

MINIMUM INITIAL INVESTMENT:     $2,500; $1,000 FOR IRA ACCOUNTS
SUBSEQUENT MINIMUM INVESTMENT:  $100

BY MAIL:   Please make your check payable to Dodge & Cox Income Fund
(otherwise it will be returned) and send your check together with the Account Application Form to the address below. The Fund does not accept third party checks (except for properly endorsed IRA Rollover checks).

    REGULAR MAIL                MAILGRAM, EXPRESS, CERTIFIED OR REGISTERED MAIL
    Dodge & Cox Income Fund     Dodge & Cox Income Fund
    c/o Firstar Trust Company   c/o Firstar Trust Company
    P.O. Box 701                615 East Michigan Street, Third Floor
    Milwaukee, WI 53201-0701    Milwaukee, WI 53202-5207

BY WIRE:   To purchase shares in the Fund by Federal wire transfer, you should request that your bank transmit funds to:

    Firstar Bank, ABA#0750-00022
    For Credit to: Mutual Fund Services, Account #112-952-137
    For Further Credit:  Dodge & Cox Income Fund,
                         [shareholder account number], [name of account]

Prior to having the funds wired, you should call Firstar Trust Company at 1-800-621-3979 and advise the bank that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Fund, c/o Firstar Trust Company, at either of the addresses listed above. No account services will be established until the completed application has been received by the Fund. IRA accounts cannot be opened by wire.

                                  DODGE & COX

                                  INCOME FUND



BY TELEPHONE: By using the Fund's telephone purchase option, you may make subsequent investments directly from your bank account. To establish the telephone purchase option for your account, complete the appropriate section on the Account Application Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To make subsequent investments by telephone, call 1-800-621-3979. This option will become effective approximately 15 business days after the Account Application Form is received. The price you pay for your shares will be the next price the Fund computes after the Fund receives your investment from your bank, which is usually three business days after you authorize the transfer. If you want to make an investment the same day, you must invest by wire. You may not use telephone transactions for initial purchases of the Fund's shares. (See "Telephone Transactions.")

ADDITIONAL INFORMATION ABOUT PURCHASES: All subscriptions are subject to acceptance by the Fund, and the price of the shares will be the NAV which is next computed after receipt by the Fund's transfer agent, or other authorized agent or sub-agent, of the subscription in proper form (see "Pricing of Shares"). All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All subscriptions will be invested in full and fractional shares and you will receive a confirmation of all transactions. Purchases through the Automatic Investment Plan will be confirmed at least quarterly. Certificates (for full shares only) are not issued unless requested by you.

A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. If you fail to furnish the Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemptions.

The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Fund and its agents reserve the right to accept initial purchases by telephone, to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time, or to act on instructions believed to be genuine.

                                  DODGE & COX

                                  INCOME FUND


HOW TO REDEEM SHARES

BY MAIL: Your written instructions to redeem should be sent to the appropriate address below:

    REGULAR MAIL                MAILGRAM, EXPRESS, CERTIFIED OR REGISTERED MAIL
    Dodge & Cox Income          Fund Dodge & Cox Income Fund
    c/o Firstar Trust Company   c/o Firstar Trust Company
    P.O. Box 701                615 East Michigan Street, Third Floor
    Milwaukee, WI 53201-0701    Milwaukee, WI 53202-5207

The request must specify your name, account number, and dollar amount or number of shares redeemed, and be properly signed. The Fund requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Signature Guarantees" below).

BY TELEPHONE: Telephone redemption requests can be initiated by calling Firstar Trust Company at 1-800-621-3979. (See "Telephone Transactions.") Telephone redemption requests for IRA accounts will not be accepted.

REDEMPTION PAYMENTS MAY BE MADE BY CHECK, WIRE OR ACH:

BY CHECK: Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

BY WIRE: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions-- with signature guarantee -- received in advance of the redemption order. Wire redemption requests are subject to a $12 charge, which is subject to change without notice.

BY ACH: Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application Form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

SIGNATURE GUARANTEES:  You may need to have your signature guaranteed in certain situations, such as:
 .    Written requests to wire redemption proceeds (if not previously authorized on the Account Application Form).
 .    Sending redemption proceeds to any person, address, or bank account not on record.
 .    Transferring redemption proceeds to a Dodge & Cox account with a different registration (name/ownership) from yours.
 .    Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

                                  DODGE & COX

                                  INCOME FUND



REDEMPTIONS-IN-KIND:   The Fund reserves the right, if conditions exist which
make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

IRA ACCOUNTS:   Redemption requests for IRA accounts must be in writing and must include instructions regarding Federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS: Under certain circumstances, the Fund's transfer agent may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to the Fund's transfer agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Firstar Trust Company (1-800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see "Pricing of Shares") by Firstar Trust Company or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of the Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, the Fund may delay payment of the redemption proceeds until your purchase check has cleared, which may take up to 12 days or more. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.

The Fund may suspend your redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current NAV.

EXCHANGING SHARES

You may exchange your shares for shares of another Dodge & Cox Fund, provided that the registration and Taxpayer Identification Number of both accounts are identical. An exchange may be initiated by contacting the Fund's transfer agent in writing or by telephone. (See "Telephone Transactions.") An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should obtain and read a current prospectus of the fund into which the exchange is being made.

                                  DODGE & COX

                                  INCOME FUND


There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.

TELEPHONE TRANSACTIONS

By using telephone purchase, redemption and/or exchange options, you agree to hold the Fund, Dodge & Cox (any of its affiliated mutual funds), Firstar Trust Company, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options in the Account Application Form or by writing Firstar Trust Company. (You may also reinstate them at any time by writing Firstar Trust Company.) If the Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach the Fund by telephone because of technical difficulties, market conditions, or a natural disaster, purchase, redemption and exchange requests should be made by regular or express mail. If an account has multiple owners, the Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to the Fund, the Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.

TRANSFER OF SHARES

Changes in account registrations -- such as changing the name(s) on your account, or transferring shares to another person or legal entity -- must be submitted in writing and require a signature guarantee. Please call Firstar Trust Company (1-800-621-3979) for full instructions.

PRICING OF SHARES

The share price (also called "net asset value per share" or "NAV") for the Fund is calculated at 4:00 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

If the Fund, or its authorized agent or sub agent receives your request in good order by 4 p.m. ET, your transactions will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

                                  DODGE & COX

                                  INCOME FUND


The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

SHAREHOLDER SERVICES

The Fund offers you the following services: (Please call or write the Fund (1-800-621-3979) for applications and additional information.)

AUTOMATIC INVESTMENT PLAN:    You may make regular monthly or quarterly
investments of $100 or more through automatic deductions from your bank account.

SYSTEMATIC WITHDRAWAL PLAN:    If you own $10,000 or more of the Fund's
shares, you may receive regular monthly or quarterly payments of $50 or more. Shares will automatically be redeemed at NAV to make the withdrawal payments.

REINVESTMENT PLAN:    You may direct that dividend and capital gains
distributions be reinvested in additional Fund shares.

INDIVIDUAL RETIREMENT ACCOUNT (IRA):     If you have earned income or are
entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your Individual Retirement Accounts. The Fund has an IRA Plan available for shareholders of the Fund.

PERFORMANCE INFORMATION

The Fund may include figures indicating its yield or total return in advertisements or reports to shareholders or prospective investors. Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results. Yield does not directly reflect changes in net asset value per share which occurred during the period. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index, or other managed and unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses; managed indices do reflect such deductions.

Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some

                                  DODGE & COX

                                  INCOME FUND


bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. For a description of the methods used to determine the Fund's total return and yield, see "Performance Information" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS. The Fund, organized as a California corporation in 1988, is registered as an open-end, diversified management investment company under the Investment Company Act. The Fund's Board of Directors supervises Fund operations and performs duties required by applicable state and Federal law. All shares have the same rights as to voting, redemption, dividends and in liquidation. Shares have cumulative voting rights for election of directors, which means that each share is entitled to as many votes as there are directors to be elected, all of which may be cast for one nominee or distributed as the shareholder sees fit. All shares issued are fully paid and non-assessable, are transferable and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and will do so only when required by law or when specially called in accordance with the Fund's bylaws.

INVESTMENT MANAGER. Dodge & Cox, a California corporation, has served as investment manager to the Fund since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Bond Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. Dodge & Cox is located at One Sansome Street, San Francisco, California 94104.

Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. In addition, Dodge & Cox is investment manager to other registered mutual funds, the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Stock Fund since 1965. The Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million. However, the investment management agreement provides that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 1% of the average daily net asset value of the Fund. No waiver of management fee was required for 1996 under this agreement.

                                  DODGE & COX

                                  INCOME FUND


Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing certain personal trades. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by Dodge
& Cox, which seeks to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds and accounts over which Dodge & Cox exercises investment and brokerage discretion.

EXPENSES

In addition to Dodge & Cox's fee, the Fund pays other direct expenses, including custodian, transfer agent, legal, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses. In 1996, the ratio of total operating expenses to average net assets of the Fund was 0.50%. Dodge & Cox furnishes personnel and other facilities necessary for the administration of the Fund for which it receives no additional compensation.

FEDERAL INCOME TAXES

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amount by which the 98% requirements exceed actual distributions.

Distributions designated as long-term capital gains distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of the Fund and regardless of the period of time shares of the Fund have been held. All taxable distributions, except for long-term capital gains distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or in shares of the Fund. State taxation of distributions varies from state to state. You should consult your own tax adviser about the federal, state and local tax consequences of an investment in the Fund.

                                  DODGE & COX

                                  INCOME FUND



CUSTODIAN AND TRANSFER AGENT

Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (1-800-621-3979), acts as custodian of all cash and securities of the Fund and receives and disburses cash and securities for the account of the Fund. Firstar Trust Company also acts as transfer and dividend disbursing agent for the Fund.

REPORTS TO SHAREHOLDERS

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio characteristics. To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a report. Call 1-800-621-3979 if you would like an additional free copy of the Fund's financial report.

SHAREHOLDER INQUIRIES

For Fund literature and information, or if you have any questions concerning your account, please call Firstar Trust Company (1-800-621-3979).

                            DODGE & COX INCOME FUND


                                    PART B


                      Statement of Additional Information

                            DODGE & COX INCOME FUND

                           c/o Firstar Trust Company
                                 P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701
                                (800) 621-3979

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated April __, 1997


          This Statement of Additional Information is not the Fund's Prospectus, but provides additional information which should be read in conjunction with the Fund's Prospectus dated April __, 1997. The Fund's Prospectus and most recent annual financial statements may be obtained from the Fund at no charge by writing or telephoning the Fund at the address or telephone number shown above.

                          ___________________________

                               TABLE OF CONTENTS

                                                               Page
                                                               ----

               Investment Objectives and Policies...........     1

               Risk Factors.................................     5

               Investment Restrictions......................     7

               Purchase, Redemption, and Pricing of Shares..     8

               Performance Information......................     9

               Officers and Directors.......................    10

               Investment Manager...........................    12

               Portfolio Transactions.......................    12

               Additional Tax Considerations................    14

               Independent Accountants......................    14

               Financial Statements.........................    14

               Appendix:  Ratings...........................    15


                          ____________________________

INVESTMENT OBJECTIVES AND POLICIES


  The Dodge & Cox Income Fund is a no-load mutual fund with the primary objective of providing shareholders with a high and stable rate of current income consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (as defined below). There can be no assurance that the Fund will achieve its investment objectives.

  The Fund seeks to achieve these objectives by investing in a diversified portfolio of fixed income securities. It is the policy of the Fund to invest at least 80% of the market value of its total assets in the following: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) investment-grade debt securities, including U.S. dollar-denominated foreign issues, rated in the top four rating groups by either Moody's Investors Service, ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, BBB); (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) cash equivalents, bankers' acceptances, bank certificates of deposit, repurchase agreements and commercial paper. At least 65% of the market value of the portfolio will be invested in category (1) securities and in category (2) securities rated in the top three rating groups. Under normal market conditions, no more than 5% of the Fund's total assets will be invested in the types of securities listed in category (4). Further information about specific investments is provided below.

  No more than 20% of the Fund may be invested in other fixed income instruments including: debt obligations rated below investment grade, if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities and have a minimum rating of B by Moody's and/or S&P at the time of investment; preferred stock; and corporate bonds convertible into common stocks or carrying warrants to purchase common stock. The Fund will invest in unrated securities only if deemed to be of investment-grade quality by Dodge & Cox. It should be noted that securities rated Baa or BBB and those securities rated below investment grade have speculative characteristics. Securities rated B by the major rating agencies may yield a higher level of current income than higher quality securities but generally have less liquidity, greater market risk and more price fluctuation. An explanation of the Moody's and S&P rating groups is included in the Appendix.

  The percentages referred to in the preceding two paragraphs are determined at the time of investment and apply under normal market conditions.

  The proportions held in the various financial instruments will be revised as appropriate in light of Dodge & Cox's appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential.

  The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), purchasing securities at a discount to their maturity or call value and making gradual adjustments in the average maturity of the Fund's portfolio.

  The average maturity of the Fund's portfolio at any given time depends, in part, on Dodge & Cox's assessment of economic and market conditions, the future level of inflation and interest rates, and on the relative yields of securities in the marketplace. Dodge & Cox normally invests in an array of securities with short, intermediate and long maturities in varying proportions, with greater emphasis on longer maturities.

  Purchases and sales of securities in the Fund are generally made for long-term fundamental investment reasons rather than for short-term trading purposes. Nevertheless, Dodge & Cox may sell any of the securities in the Fund, regardless of the length of time held, in seeking to achieve the objectives of the Fund.

  Dodge & Cox maintains a long-term investment orientation and therefore anticipates a relatively low turnover rate, which, under normal circumstances, should not exceed 50% on an annual basis. However, during rapidly changing economic, political, and market environments, there may be more portfolio changes than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses.

  In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis, purchase or sell securities for delayed delivery and lend portfolio securities.

  The Fund's investment policies as set forth above may be changed without shareholder approval; however, such policies will not be changed without notice to shareholders.

TYPES OF PORTFOLIO SECURITIES

  In seeking to meet its investment objectives, the Fund may invest in securities or instruments whose investment characteristics are consistent with the Fund's investment program. The following further describes the principal types of portfolio securities and investment management practices of the Fund.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).



FOREIGN SECURITIES. Under normal market conditions, the Fund will invest no more than 25% of its total assets in U.S. dollar denominated securities of foreign issuers.



CASH POSITION. The Fund will hold a certain portion of its assets in U.S. dollar denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

  Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  Repurchase Agreements. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and instrumentalities, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund does not presently intend to invest in repurchase agreements maturing in more than seven days, or with respect to securities for which there are no readily available market quotations.

BORROWING MONEY. The Fund can borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Such borrowing may be collateralized with Fund assets, subject to restrictions.


U.S. GOVERNMENT OBLIGATIONS. A portion of the Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the obligations purchased by the Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Maritime Administration, the Farmers Home Administration, the Veterans Administration, the Federal Housing Administration and the Export-Import Bank.

  While the obligations of many of the agencies and instrumentalities of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These agencies include the Federal Farm Credit Banks, the Federal National Mortgage Association the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurance can be given that the U.S. government would provide financial support to U.S. government established or sponsored agencies. Furthermore, with respect to the U.S. government securities purchased by the Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fund's shares. Dodge & Cox will invest the Fund's assets in these securities if it believes they offer an expected return commensurate with the risks assumed.

MORTGAGE PASS-THROUGH SECURITIES. In addition, the Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or are issued by a private entity. These securities represent ownership in "pools" of mortgage loans and are called "pass-throughs" because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When the Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

  During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the Fund's portfolio.


COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are private entity or U.S. government agency-issued multi-class bonds that are collateralized by U.S. agency-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities ("the collateral") and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues several classes, or "tranches" of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics.

  Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds will generally have semiannual or quarterly payments of principal and interest. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. Generally, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

  At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities' weighted-average life, a measure of the securities' cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of the Fund.

  All CMOs purchased by the Fund will have a AAA rating by either S&P or Moody's. To qualify for this rating, a CMO is structured so that even under the most conservative prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rate. In this case, the cash flow of the bond decreases. A reduced prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the value of the security.


RESTRICTED SECURITIES. The Fund may invest in restricted securities (privately-placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 10% of the value of the Fund's total assets.

  Restricted securities may be sold only in privately-negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Fund's Board of Directors.


STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

  The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

  Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the Investment Company Act.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement, but generally within 30 days.

  The purchase price and yield on these securities are generally set at the time of purchase. On the date that a security is purchased on a when-issued basis, the Fund reserves liquid assets with a value at least as great as the purchase price of the security, in a segregated account at the custodian bank, as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in the Fund's net asset value as of the purchase date, however, no income accrues to the Fund from these securities prior to their delivery to the Fund. The Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if Dodge & Cox deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Unsettled securities purchased on a when-issued or delayed-delivery basis will not exceed 5% of the Fund's total assets at any one time.


LENDING OF PORTFOLIO SECURITIES. The Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned.
The terms, structure and the aggregate amount of such loans would be consistent with the Investment Company Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

  The Fund does not presently intend to lend portfolio securities.


RISK FACTORS

GENERAL

  Because of its investment policy, the Fund may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all of its assets in fixed income securities. This portion of the Fund's assets will be subject to all of the risks of investing in the financial markets. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. There can be no assurance that the Fund will achieve its investment objectives.

DEBT OBLIGATIONS

  The Fund may invest in debt securities which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to hold lower quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

SPECIAL RISKS OF HIGH YIELD INVESTING

  As described above, under limited circumstances the Fund may hold low quality bonds commonly referred to as "junk bonds". Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund holds such bonds, achievement of its investment objective will be more dependent on Dodge & Cox's credit analysis than would be the case if the Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leverage issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

FOREIGN SECURITIES

  While the Fund generally emphasizes investments in companies domiciled in the United States, it may invest in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in foreign securities when the anticipated performance of the foreign securities is believed by Dodge & Cox to offer greater potential than domestic alternatives in keeping with the investment objectives of the Fund.

RISK FACTORS OF FOREIGN INVESTING

  There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East. The Fund has no present intention of investing in developing or emerging countries.

  POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respect as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. In addition, significant external political risks currently affect some foreign countries.

  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  CURRENCY FLUCTUATIONS. Although the Fund will invest in U.S. dollar-denominated foreign securities, the underlying securities will be denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline.

  INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions.
These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents.

  MARKET CHARACTERISTICS. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  TAXES. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  OTHER. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.


INVESTMENT RESTRICTIONS


  The Fund has adopted the following investment restrictions. These restrictions, as well as the Fund's investment objectives, cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. The Investment Company Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund. The Fund may not:

  1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issues backed or collateralized by such obligations, nor acquire more than 10% of the voting securities of any one issuer.

  2. Concentrate investment of more than 25% of the value of its total assets in any one industry, provided that the various types of public utility companies (electric, telephone and gas) are considered separate industries for this purpose.

  3. Borrow money, except the Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or market value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain an asset coverage of not less than 300% with respect to all borrowings.

  4. Make loans of money, except by the purchase of debt securities or by entering into repurchase agreements, as permitted by the Fund's other investment policies and restrictions. Although there is no present intention of doing so in the foreseeable future, the Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20% of its total assets. Such loans will only be made upon approval of, and subject to any conditions imposed by, the Fund's Board of Directors.

  5. Purchase securities of another investment company ("acquired company") except in connection with a merger, consolidation, acquisition or reorganization and except as otherwise permitted by Section 12(d) of the Investment Company Act, if after such purchase more than 5% of the value of the Fund's total assets would be invested in securities issued by the acquired company, or the Fund would own more than 3% of the total outstanding voting stock of the acquired company, or more than 10% of the value of the Fund's total assets would be invested in securities of investment companies.

  6. Invest in any company for the purpose of exercising control or management.

  7. Issue senior securities, as defined in the Investment Company Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing mentioned in restriction No. 3 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at the lesser of cost or market value.

  8. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.
  9.   Purchase or sell commodities or commodity contracts.

  10.  Purchase securities on margin or sell short.

  11. Purchase or sell real estate including limited partnerships that invest therein, provided that the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  12. Purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although the Fund may invest in preferred stocks or debt instruments of companies which invest in or sponsor such programs.

  13. Purchase warrants if as a result the Fund would then have more than 5% of its net assets invested in warrants (valued at the lower of cost or market), or more than 2% of its net assets invested in warrants which are not listed on the New York or American Stock Exchanges.

  14. Purchase any security if as a result the Fund would then have more than 10% of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under the federal securities laws.

  15. Purchase securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or Dodge & Cox, owns more than 1/2 of 1% of the outstanding securities of such issuer or if such officers or directors in the aggregate own more than 5% of the outstanding securities of such issuer.

  16.  Write put or call options.

  17. Purchase any security if as a result the Fund would then have more than 10% of its total assets invested in preferred stock or debt securities principally traded in foreign markets. The Fund may purchase Eurodollar certificates of deposit without regard to such 10% limit.

  Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other instrument, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or instrument. Industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports.


PURCHASE, REDEMPTION, AND PRICING OF SHARES

  The procedures for purchasing and redeeming shares of the Fund are described in the Fund's Prospectus, which is incorporated herein by reference.


  NET ASSET VALUE PER SHARE. The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders;

provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.


  In determining the total net asset value of the Fund, debt securities, including listed issues, are priced on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. These values take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Use of the pricing service has been approved by the Board of Directors. If acquired, preferred stocks, common stocks and warrants, if listed on an exchange, will be valued at market, using as a price the last sale of the day at the close of the New York Stock Exchange. If not traded, or if unlisted, the security is valued at the mean between the last current bid and ask prices. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

PERFORMANCE INFORMATION

  The Fund may include figures indicating the Fund's yield or total return in advertisements or reports to shareholders or prospective investors. Quotations of the Fund's yield, as defined by the Securities & Exchange Commission, will be based on all investment income per share earned during a particular thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results, according to the following formula:

                                    YIELD = 2[(a-b + 1)/6/ -1]
                                                cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements or waivers),
         c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


  The Fund's current yield for the thirty days ended December 31, 1996 was 6.43%. Yield does not directly reflect changes in net asset value per share which occurred during the period.

  Quotations of the Fund's average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years (but not for a period greater than the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, and will be calculated pursuant to the following formula:

                                  P (1 + T)/n/ = ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years,
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


  The average annual total return of the Fund for the one, five and eight year periods ended December 31, 1996 was 3.62%, 7.74% and 9.71%, respectively. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

  Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Lehman Brothers Aggregate Bond Index, the Salomon Brothers Broad Investment-Grade Bond Index, or other appropriate managed and unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the fixed-income markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses; managed indices do reflect such deductions.

  Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund. From time to time, the Fund and Dodge & Cox may also refer to the following information:

1. Portfolio information, including median market capitalization, price to earnings ratio, price to book value, average bond quality, average bond maturity, and effective bond duration.

2. The asset allocation and sector weightings of the Fund's portfolio and the Fund's top ten holdings.

3. A description of the Dodge & Cox investment management philosophy and approach.



OFFICERS AND DIRECTORS


                                                                                                                    Total 1996
                                                                                              Aggregate 1996    Compensation from
                                  Position(s)                  Principal Occupation            Compensation       Fund and Fund
Name and Address        Age       with Fund                    During Past 5 Years               from Fund          Complex **
---------------         ---       ---------                    -------------------               ---------          ----------
A. Horton Shapiro*       57       President and                Senior Vice-President of             $0                  $0
                                  Director                     Dodge & Cox; Vice-Chairman
                                                               and Trustee, Dodge & Cox
                                                               Balanced Fund

John A. Gunn*            53       Vice-President               President of Dodge & Cox;             0                   0
                                  and Director                 President and Director,
                                                               Dodge & Cox Stock Fund

W. Timothy Ryan*         59       Secretary-                   Senior Vice-President and             0                   0
                                  Treasurer                    Secretary-Treasurer of Dodge
                                  and Director                 & Cox; Secretary-Treasurer
                                                               and Director, Dodge & Cox
                                                               Stock Fund; Secretary, Dodge
                                                               & Cox Balanced Fund


Dana M. Emery*           35       Assistant                    Vice-President of Dodge & Cox         0                   0
                                  Secretary-
                                  Treasurer and   Director

Thomas M. Mistele        43       Assistant                    General Counsel of Dodge &            0                   0
                                  Secretary-                   Cox; formerly Senior Vice
                                  Treasurer                    President of Templeton
                                                               Global Investors, Inc. and
                                                               Secretary of the Templeton
                                                               Mutual Funds.

                                                                                                                    Total 1996
                                                                                              Aggregate 1996    Compensation from
                                  Position(s)             Principal Occupation                 Compensation       Fund and Fund
Name and Address        Age       with Fund               During Past 5 Years                    from Fund          Complex **
---------------         ---       ---------               -------------------                    ---------          ----------
Max Gutierrez, Jr.      66        Director            Partner in Brobeck, Phleger &               $1, 500             $4,500
One Market Plaza                                      Harrison, Attorneys; Director, Dodge
San Francisco,                                        & Cox Stock Fund; Trustee, Dodge &
 California                                           Cox Balanced Fund



Frank H. Roberts        77        Director            Retired Partner in Pillsbury, Madison        3,000               9,000
114 Sansome Street                                    & Sutro, Attorneys; Director, Dodge &
San Francisco,                                        Cox Stock Fund; Trustee, Dodge & Cox
 California                                           Balanced Fund



John B. Taylor          50        Director            Professor of Economics and Director          2,500               7,500
Department of                                         of the Center for Economic Policy
 Economics                                            Research, Stanford University;
Stanford University                                   Director, Dodge & Cox Stock Fund;
Stanford, California                                  Trustee, Dodge & Cox Balanced Fund




Will C. Wood            57        Director            Principal, Kentwood Associates,              3,000               9,000
1550 El Camino Real                                   Financial Advisers; prior to 1994,
Menlo Park, California                                Managing Director, IDI Associates,
                                                      Financial Advisers; Director, Dodge &
                                                      Cox Stock Fund; Trustee, Dodge & Cox
                                                      Balanced Fund




 * Each has been an employee of Dodge & Cox, 35th Floor, One Sansome Street, San Francisco, California for over ten years in an executive position and is an "interested person" of the Fund as defined in the Investment Company Act. As of March ___, 1997, each has a beneficial interest in the _______ of the Fund (___% of total outstanding shares) owned by Dodge & Cox Pension Trust and _______ shares of the Fund (___% of total outstanding shares) owned by Dodge & Cox Profit Sharing Trust.

 ** Total 1996 Compensation from Fund and Fund Complex consists of compensation and fees paid to directors and trustees by all the Dodge & Cox Funds: Dodge & Cox Balanced Fund, Dodge & Cox Stock Fund, and Dodge & Cox Income Fund.



  Directors and officers of the Fund affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Directors attended. The Fund does not pay any other remuneration to its officers or directors, and has no bonus, profit-sharing, pension or retirement plan. On March ___, 1997 the officers and directors of the Fund and members of their families and relatives owned less than 1.0% of the outstanding shares of the Fund.

  On March ___, 1997, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94101 owned of record _________ shares (or ___% of the outstanding shares of the Fund); and University of California Berkeley Foundation, 2440 Bancroft Way, Berkeley, California 94720 owned beneficially and of record ________ shares (or ___% of the outstanding shares of the Fund. The Fund knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

INVESTMENT MANAGER


  Dodge & Cox, One Sansome Street, San Francisco, California 94104, a California corporation, is the Fund's manager and investment adviser, subject to the direction of the Board of Directors. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Bond Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. The research work of the firm is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

  Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. In addition, Dodge & Cox has managed the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Stock Fund since 1965. The investment management agreement between the Fund and Dodge & Cox provides for a management fee which is accrued daily and payable monthly to Dodge & Cox at a rate of 0.50% annually of the average daily net asset value of the Fund up to $100 million and 0.40% annually of the average daily net asset value of the Fund in excess of $100 million. However, the contract provides that Dodge & Cox shall waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceeds 1% of the average daily net asset value of the Fund. Brokerage commissions and taxes on the Fund's portfolio transactions are not deemed ordinary operating expenses for purposes of limiting Dodge & Cox's fee. No waiver of management fee was required in 1996, 1995, or 1994 under this agreement, and Dodge & Cox was paid a fee of $1,650,053 for the year 1996, $1,045,074 for the year 1995, and $869,973 for the year 1994. The contract may be terminated at any time without penalty upon 60 days written notice by action of the directors, shareholders or by Dodge & Cox. The contract will terminate automatically should there be an "assignment" thereof (as defined in the Investment Company Act). In addition to Dodge & Cox's fee, the Fund pays other ordinary operating expenses, including transfer agent, custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and Director fees and expenses. In 1996, the ratio of total operating expenses to average net assets of the Fund was 0.50%. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation. Dodge & Cox supervises the administration of the Fund and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.


PORTFOLIO TRANSACTIONS

  The Investment Management Agreement provides that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by Dodge & Cox as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, Dodge & Cox takes into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

3. Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
   Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable. Such allocation may cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with the Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom the Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Fund.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

  Insofar as known to management, no Director or officer of the Fund, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Fund. There is no fixed method used in determining which broker-dealers receive which order or how many orders.



  Periodically Dodge & Cox reviews the current effective commission rates and discusses the execution capabilities and the services provided by the various broker-dealers that Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects securities transactions for the Fund may be used in servicing some or all of Dodge & Cox's accounts, however, all such services may not be used by Dodge & Cox in connection with the Fund. Except as indicated above, Dodge & Cox does not intend to place portfolio transactions with any particular broker-dealer.

  Investment decisions for the Fund are made independently from those of the Dodge & Cox Stock Fund, the Dodge & Cox Balanced Fund and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula considered to be equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce more advantageous executions for the Fund.

ADDITIONAL TAX CONSIDERATIONS


  You need to be aware of the possible tax consequences when:

  * You sell Fund shares, including an exchange from one Dodge & Cox Fund to another.

  *  The Fund makes a distribution to your account.

  TAXES ON FUND REDEMPTIONS. When you sell shares in the Fund, you may realize a gain or loss. An exchange from one Fund to another is a sale for tax purposes.

  In January, you will be sent Form 1099-B, indicating the date and amount of each sale made in the Fund during the prior year. This information will also be reported to the IRS. The Fund will provide you with the average cost of the shares sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification".

  To help you maintain accurate records, the Fund sends a confirmation immediately following each transaction (except for systematic purchases) and a year-end statement detailing all transactions in your account during the year.

  TAXES ON FUND DISTRIBUTIONS. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

  In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the Fund are taxable to you for the year in which they were paid.

  Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable at the applicable long-term capital gain rate. A capital gain distribution is long or short-term depending on how long the Fund held the securities, not how long you held shares in the Fund. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

  TAX EFFECT OF BUYING SHARES BEFORE A CAPITAL GAIN OR DIVIDEND DISTRIBUTION.
If you buy shares shortly before or on the "record date" for a Fund distribution
- the date that establishes you as the person to receive the upcoming distribution- you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the Fund's record date before investing. Of course, the Fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.


  The discussion above and in the Fund's Prospectus regarding the Federal income tax consequences of investing in the Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in the Fund. You are advised to consult with your own tax adviser concerning the application of Federal, state and local taxes to an investment in the Fund. The Fund's legal counsel has expressed no opinion in respect thereof.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, are independent accountants to the Fund, subject to annual appointment by the Board of Directors. Price Waterhouse conducts an annual audit of the accounts and records of the Fund, reports on the Fund's annual financial statements, and performs tax and accounting advisory services.

FINANCIAL STATEMENTS

  Please refer to the Fund's Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of independent accountants contained in the Fund's 1996 Annual Report to Shareholders. The Financial Statements and the report (but no other material from that Annual Report) are incor-porated herein by reference. Additional copies of the Annual Report may be obtained from the Fund at no charge by writing or telephoning the Fund.

APPENDIX: RATINGS

  A debt obligation rating by Moody's or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The following is a description of the characteristics of ratings as published by Moody's and S&P.

RATINGS BY MOODY'S  (MOODY'S INVESTORS SERVICE)

  AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY S&P  (STANDARD & POOR'S RATINGS GROUP)

  AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated groups.

  BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher rated groups.

BB, B Debt rated BB AND B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

                            DODGE & COX INCOME FUND

                          PART C - OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:
            Statement of Assets and Liabilities*
            Statement of Changes in Net Assets*
            Statement of Operations*
            Portfolio of Investments*

      * Incorporated by reference to similarly named financial statement in Registrant's 1996 Annual Report to Shareholders, including Notes to Financial Statements and Report of Independent Accountants. Registrant's 1996 Annual Report dated December 31, 1996, was filed with the Commission on February 19, 1997 (File No. 811-5580).

     (b)  Exhibits:

          B5  - Amended and Restated Investment Management Agreement,
                December 2, 1996
          B11 - Consent of Independent Accountants.
          B12 - 1996 Annual Report -- reference is made to (a) above. B17 - Financial Data Schedule.

          All other exhibits required under this section were filed with the original registration statement or post-effective amendments and are herein incorporated by reference.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          It may be deemed that Dodge & Cox, the investment adviser of Registrant, is under common control with Registrant in that four of the eight directors and four officers of Registrant are controlling stockholders of Dodge & Cox.

          Dodge & Cox is a California corporation. As of December 31, 1996, the persons who are directors and officers of Registrant and also controlling stockholders of Dodge & Cox are as follows:


                                          % of Stock Owned in
             Name                             Dodge & Cox
             ----                             -----------

             Dana M. Emery                        3.45%
             John A. Gunn                        17.24
             W. Timothy Ryan                      9.20
             A. Horton Shapiro                    9.66



Item 26.  NUMBER OF HOLDERS OF SECURITIES


                                      Number of Record Holders
        Title of Class                     as of 12/31/96
        --------------                     --------------
        Capital Stock (only class)             1,753

Item 27.  INDEMNIFICATION


          Under Section 317 of the California Corporations Code, and under provisions of Registrant's articles of incorporation and by-laws, the liability of Registrant's directors for monetary damages has been eliminated to the fullest extent permissible under applicable law. Registrant's directors, officers, employees and other agents are also entitled to indemnification against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred by them in connection with any proceeding by reason of the fact that such persons are or were directors or officers of Registrant, or are or were serving at the request of Registrant as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise. Those provisions also provide that expenses incurred by a director or officer of Registrant seeking indemnification in defending any proceeding shall be advanced by Registrant as they are incurred upon receipt by Registrant of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that the director or officer is not entitled to to be indemnified by Registrant for those expenses.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Registrant and Dodge & Cox maintain officers' and directors' liability insurance in the amount of $10,000,000 with a $5,000 deductible provision. Dodge & Cox has agreed to indemnify officers and directors of Registrant in the amount of the deductible portion of such insurance.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Dodge & Cox is also investment adviser to Dodge & Cox Balanced Fund, Dodge & Cox Stock Fund and to numerous individuals and institutions.


Item 29.  PRINCIPAL UNDERWRITERS

          None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          Dodge & Cox
          One Sansome Street, 35th Floor
          San Francisco, CA  94104

          Firstar Trust Company
          615 East Michigan Street
          Milwaukee, Wisconsin  53202


Item 31.  MANAGEMENT SERVICES

          None.


Item 32.  UNDERTAKINGS

     (1) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (2) Registrant hereby undertakes to furnish to each person, to whom Registrant's Prospectus is delivered, with a copy of Registrant's most recent Annual Report to Shareholders upon request and without charge.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 27th day of February, 1997.

  DODGE & COX INCOME FUND
  By:

  /s/ A. Horton Shapiro
  ------------------------------
  A. Horton Shapiro, President*


* By: /s/ Thomas M. Mistele
      ---------------------
    Thomas M. Mistele
    as attorney-in-fact**


  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                      Title                          Date
=========                      =====                          ====

/s/ A. Horton Shapiro    President and Director         February 27, 1997
--------------------     (Principal Executive
A. Horton Shapiro*       Officer)

/s/ W. Timothy Ryan      Secretary-Treasurer and        February 27, 1997
-------------------      Director(Principal Financial
W. Timothy Ryan*         and Accounting Officer)

/s/ John A. Gunn         Director                       February 27, 1997
-----------------
John A. Gunn*

/s/ Dana M. Emery        Director                       February 27, 1997
------------------
Dana M. Emery*

Signature                  Title          Date
=========                  =====          ====

/s/ Max Gutierrez, Jr.    Director  February 27, 1997
----------------------
Max Gutierrez, Jr.*

/s/ Frank H. Roberts      Director  February 27, 1997
--------------------
Frank H. Roberts*

/s/ John B. Taylor        Director  February 27, 1997
------------------
John B. Taylor*

/s/ Will C. Wood          Director  February 27, 1997
------------------
Will C. Wood*


* By: /s/ Thomas M. Mistele
      ---------------------
      Thomas M. Mistele
      as attorney-in-fact**


** Powers of Attorney are filed herewith

  POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints A. Horton Shapiro, W. Timothy Ryan and Thomas M. Mistele, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him/her in his name, place and stead, in any and all capacities, to sign the registration statement of the Dodge & Cox Income Fund and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                       Date
=========                       ====

/s/ A. Horton Shapiro     February 11, 1997
-------------------
A. Horton Shapiro

/s/ W. Timothy Ryan       February 19, 1997
-------------------
W. Timothy Ryan

/s/ John A. Gunn          February 11, 1997
-------------------
John A. Gunn

/s/ Dana M. Emery         February 11, 1997
-------------------
Dana M. Emery

/s/ Max Gutierrez, Jr.    February 10, 1997
-------------------
Max Gutierrez, Jr.

/s/ Frank H. Roberts      February 20, 1997
-------------------
Frank H. Roberts

/s/ John B. Taylor        February 20, 1997
-------------------
John B. Taylor

/s/ Will C. Wood          February 7, 1997
-------------------
Will C. Wood

                            DODGE & COX INCOME FUND


                               INDEX TO EXHIBITS


ITEM 24(b)5     Investment Management Agreement...  EX-23.B5
ITEM 24(b)11    Consent of Independent Accountants  EX-23.B11
ITEM 24(b)17    Financial Data Schedule...........  EX-27.B17